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                                                                    EXHIBIT 23.3



                           CONSENT OF RICHARD E. BEAN

            I hereby consent to the use of my name as a Director Nominee in the Registration Statement on Form S-4 filed by WCA Waste Corporation and the related information statement/prospectus and any amendments thereto.


Date: April 27, 2004                              /s/ Richard E. Bean
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                                                      Richard E. Bean